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                                POWER OF ATTORNEY

We, the undersigned officers and directors of Lincoln Life & Annuity Company of New York (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life & Annuity Company of New York Variable Annuity Account L (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald
L. Stopher, Steven M. Kluever, and Samuel S. Parkison our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration No. 811-07785 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any or our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on October 22, 2001.

/s/ Lorry J. Stensrud                            President and Director
------------------------------------
Lorry J. Stensrud

/s/ Janet Chrzan                                 2nd Vice President and
------------------------------------             Chief Financial Officer
Janet Chrzan

/s/ John H. Gotta                                2nd Vice President and Director
------------------------------------
John H. Gotta

/s/ Gary W. Parker                               2nd Vice President and Director
------------------------------------
Gary W. Parker

/s/ J. Patrick Barrett                           Director
------------------------------------
J. Patrick Barrett

/s/ Robert D. Bond                               Director
------------------------------------
Robert D. Bond

/s/ Jon A. Boscia                                Director
------------------------------------
Jon A. Boscia

/s/ M. Leanne Lachman                            Director
------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia                           Director
------------------------------------
Louis G. Marcoccia

/s/ Ron J. Ponder                                Director
------------------------------------
Ron J. Ponder

                                                 Director
------------------------------------
Lawrence T. Rowland

/s/ John M. Pietruski                            Director
------------------------------------
John M. Pietruski

/s/ Barbara S. Kowalczyk                         Director
------------------------------------
Barbara S. Kowalczyk

/s/ Richard C. Vaughan                           Director
------------------------------------
Richard C. Vaughan

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STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 22nd day of October, 2001, before me a Notary Public, in and for said county and state, personally appeared Robert D. Bond, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Brenda S. Henline
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 2/16/07

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STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 6th day of December, 2001, before me a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                      /s/ Janet A. Bell
                                                      --------------------------
                                                      Notary Public

My Commission Expires: 3/13/08

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STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 23rd day of October, 2001, before me a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Sharlene K. Geer
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 2/29/08